UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

THE GLIMPSE GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 West 38th St., 9th Fl

New York, NY 10018

(Address of principal executive offices) (Zip Code)

(917)-292-2685

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VRAR	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 2, 2022, The Glimpse Group, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K to report the completion of its acquisition of Brightline Interactive, LLC, a Virginia limited liability company (“BLI”). This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on August 2, 2022, solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

The audited financial statements and accompanying notes of BLI as of and for the year ended December 31, 2021 are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended June 30, 2022 are filed herewith as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Hoberman & Lesser CPA’s, LLP dated October 11, 2022.

99.1	Audited financial statements of Brightline Interactive, LLC as of and for the year ended December 31, 2021.
99.2	Unaudited pro forma condensed combined financial statements of The Glimpse Group, Inc. as of and for the year ended June 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2022

THE GLIMPSE GROUP, INC.

By:	/s/ Lyron Bentovim
Lyron Bentovim
Chief Executive Officer